SHAREHOLDERS AGREEMENT

                          dated as of February 26, 1999

                                      among

                              ARIS INDUSTRIES, INC.

                                       and

                   THE SUBJECT SHAREHOLDERS REFERRED TO HEREIN



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section  1.    Definitions and Usage.........................................  2
         1.1   Definitions...................................................  2
         1.2   Usage.........................................................  5

Section  2.    Corporate Governance..........................................  6
         2.1   Board of Directors; Nomination of Directors...................  6
         2.2   Voting for Directors Generally................................  6
         2.3   No Violation of or Conflict with Applicable Law...............  7

Section  3.    Restrictive Legends Requirements..............................  7
         3.1   Restrictive Legend on Certificate.............................  7
         3.2   Removal of Restrictive Legend from Certificates...............  8
         3.3   Non-complying Transfers.......................................  8

Section  4.    General Restrictions on Transfer of Common Stock..............  8
         4.1   Restrictions on Transfers.....................................  8
         4.2   Permitted Transfers by Non-Simon Subject Shareholders
                 to Affiliates...............................................  8
         4.3   Transfers by Estates..........................................  9
         4.4   Transfer of Employee Benefit Shares........................... 10
         4.5   Other Permitted Transfers by Non-Simon Subject Shareholders... 10
         4.6   Transfers by Simon-Affiliated Subject Shareholders............ 12
         4.7   Sale of Interest in Simon Affiliated Subject Shareholders..... 12
         4.8   Registered and Exempt Offerings............................... 15
         4.9   Compliance with Securities Laws............................... 15
         4.10  Limited Notification on Public Sales.......................... 15

Section  5.    Preparation and Contents of Transfer Notice;
               Modification of Terms; Confidentiality........................ 15
         5.1   Definition of "Transfer Notice"............................... 15
         5.2   Notification of Company; Determination of Subject
               Shareholders Entitled to Participate in Transfer.............. 16
         5.3   Extension of Time Periods to Obtain Regulatory Approvals...... 16
         5.4   Confidentiality of Information................................ 17

Section  6.    Tag-Along Transfer Rights on Non-public Dispositions
                 by Simon.................................................... 17
         6.1   Delivery of Transfer Notices.................................. 17
         6.2   Tag-Along Transfer Rights..................................... 17
         6.3   Failure to Complete Tag-Along Transfer........................ 20
         6.4   Breach of Tag Along Obligation................................ 20

Section  7.    Bring Along Right of Simon.................................... 20
         7.1   Qualifying Transaction........................................ 20

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                                                                            Page
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         7.2   Limitations on the Bring Along Right.......................... 20
         7.3   Exercise of the Bring Along Right; Closing Date............... 21
         7.4   Closing of Purchase and Sale Pursuant to the Bring
                 Along Right................................................. 21
         7.5   Definition of Marketable Securities........................... 21
         7.6   Breach of Bring-Along Right by Non-Simon Subject
                 Shareholders................................................ 22

Section  8.    Amendment..................................................... 22

Section  9.    Assignment; No Third Party Beneficiaries...................... 22

Section  10.   Governing Law................................................. 22

Section  11.   Notices....................................................... 22

Section  12.   Entire Agreement.............................................. 23

Section  13.   Injunctive Relief............................................. 23

Section  14.   Termination of Agreement; Termination with Respect
               to Certain Subject Shareholders............................... 23
         14.1  Termination of Agreement...................................... 23
         14.2  Termination with Respect to Subject Shareholders
               with De Minimis Holdings...................................... 23
         14.3  Termination with Respect to Transactions by Simon............. 23

Section  15.   Section Headings.............................................. 24

Section  16.   Counterparts.................................................. 24

Section  17.   Consent to Jurisdiction....................................... 24

Section  18.   Severability.................................................. 24

SCHEDULES AND EXHIBITS

SCHEDULE 1     Names, Addresses for Notices and Holdings of
                Subject Shareholders.........................................S-1

EXHIBIT A      Agreement to be Bound by the Shareholders Agreement.......... A-1

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                             SHAREHOLDERS AGREEMENT

     Shareholders Agreement (this "Agreement") dated as of February 26, 1999, among ARIS INDUSTRIES, INC., a New York corporation (the "Company"), THE SIMON GROUP, L.L.C., a New York limited liability company ("Simon"), APOLLO ARIS PARTNERS, L.P., a Delaware limited partnership ("AAP"), AIF-II, L.P., a Delaware limited partnership ("AIF" and together with AAP, "Apollo") and CHARLES S. RAMAT ("Ramat" and, together with Simon and Apollo, each a "Subject Shareholder" and, collectively, the "Subject Shareholders").

     WHEREAS, AAP beneficially owns 5,804,820 shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock");

     WHEREAS, pursuant to the terms and conditions of that certain Securities Purchase Agreement dated as of February 26, 1999 (the "Purchase Agreement") by and among the Company, Simon and Apollo, the Company has, among other things,
(i) issued to Simon 2,093,790 shares of the Series A Preferred Stock of the Company, par value $.01 per share (the "Series A Preferred Stock"), and 24,107,145 shares of Common Stock and (ii) issued to AIF 512,113 shares of Series A Preferred Stock and 5,892,856 shares of Common Stock;

     WHEREAS, each share of Series A Preferred Stock is mandatorily convertible into shares of Common Stock immediately upon the filing of a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of New York (and the acceptance of such certificate by the Secretary State of New York) which increases the number of authorized shares of Common Stock to 100,000,000 shares without any cost, fee or expense to the holder thereof;

     WHEREAS, execution and delivery of this Agreement by the parties hereto is a condition precedent to the closing (the "Closing") under the Purchase Agreement;

     WHEREAS, the Closing, including the purchase and sale of the securities of the Company pursuant to the Purchase Agreement and the other transactions specified therein, occurred on the date of this Agreement; and

     WHEREAS, as of the closing under the Purchase Agreement, each of the Subject Shareholders owns shares of Common Stock and/or shares of Series A Preferred Stock in the respective amounts indicated on Schedule 1 hereto;

     NOW THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1. Definitions and Usage.

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     As used in this Agreement:

     1.1  Definitions.

     Additional Sale Number. "Additional Sale Number" shall have the meaning set forth in Section 7.2(iv).

     Affiliate. "Affiliate" (i) shall mean, as to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) as to Apollo, shall also mean Apollo Advisors, L.P. (a limited partnership, the general partner of which is Apollo Capital Management, Inc.) or any investment fund, investment account or investment entity whose investing manager, investment advisor or general partner, or any principal thereof, is Apollo Advisors, L.P. or an Affiliate of any such Person or Apollo Advisors, L.P. and any Person that owns any securities of or other equity interest in any of the foregoing; (iii) as to Simon, shall also mean a Person that (w) is not permitted by its constituent documents, or, if, and only if, such Person receives shares of Common Stock and/or Series A Preferred Stock from Simon for consideration of $1,000,000 or more, is not permitted by such Person's stated investment policies, to directly or indirectly become a member of Simon, (x) receives shares of Common Stock and/or Series A Preferred Stock from Simon in a Transfer consummated on or prior to the six-month anniversary of the date hereof, (y) irrevocably grants to Simon the exclusive dispositive and voting power with respect to such Person's shares of Common Stock and/or Series A Preferred Stock, and (z) executes an agreement to be bound by the terms of this Agreement substantially in the form of Exhibit A hereto; and (iv) with respect to any such specified Person that is an individual, shall also mean each Family Group Member of such individual. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Common Stock. "Common Stock" shall mean (i) the common stock, par value $.01 per share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock splitup, recapitalization, recombination or exchange by the Company generally of shares of such common stock. If, as a result of a transaction described in clause (ii) above, Common Stock of more than one class or series is entitled to vote generally in the election of directors, a specification of a percentage of Common Stock herein shall, unless the context otherwise requires, be calculated by reference to the percentage of aggregate voting power of all Common Stock represented by such class or series.

     Common Stock Equivalents. "Common Stock Equivalents" shall mean the number of shares of Common Stock which the specified Person would receive upon the conversion of such Person's shares of Series A Preferred Stock.


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

     Employee Benefit Shares. "Employee Benefit Shares" shall mean shares of Common Stock issued or issuable to a Person upon exercise of such Person's rights under a stock option or purchase right granted pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company. Such shares of Common Stock acquired by a Subject Shareholder shall continue to be deemed Employee Benefit Shares following the Transfer, if any, of such shares by such Subject Shareholder to an Affiliate of such Person pursuant to Section 4.3.

     Excess Estate Shares. "Excess Estate Shares" shall have the meaning set forth in Section 4.3.

     Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     Family Group Member. "Family Group Member" shall mean (i) a relative that is the spouse, parent, grandparent, brother, sister, or descendant (whether natural or adopted) of such Person and the respective spouses and descendants of the foregoing, (ii) any trust for the sole benefit of any Person referred to in clause (i) above, or (iii) the estate of any Person referred to in clause (i) above.

     Aggregate Tag-Along Number. "Initial Aggregate Tag-Along Number" shall have the meaning set forth in Section 6.2(ii).

     Individual Tag-Along Numbers. "Individual Tag-Along Numbers" shall have the meaning set forth in Section 6.2(ii).

     Marketable Securities. "Marketable Securities" shall have the meaning set forth in Section 7.5.

     Non-Simon Designees. "Non-Simon Designees" shall mean Ramat and a designee of Apollo reasonably acceptable to Simon.

     Non-Simon Subject Shareholder. "Non-Simon Subject Shareholder" shall mean any Subject Shareholder other than a Simon-Affiliated Subject Shareholder.

     Non-public Offering. "Non-public Offering" shall mean the offer for sale or other proposed Transfer of shares of Common Stock other than in an offering registered under the Securities Act.

     Offered  Shares.  "Offered  Shares"  shall  have the  meaning  set forth in
Section 5.1.

     Participating  Non-Simon  Subject  Shareholder.   "Participating  Non-Simon
Subject Shareholder" shall have the meaning set forth in Section 6.2(i).


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

     Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended or any successor act or statute regulating the transactions contemplated hereby that were formerly regulated under the Securities Act that may be enacted after the date hereof.

     Simon-Affiliated    Selling   Shareholders.    "Simon-Affiliated    Selling
Shareholders" shall have the meaning set forth in Section 6.1.

     Simon-Affiliated Subject Shareholders. "Simon- Affiliated Subject Shareholders" shall mean Simon and any of its Affiliates, Arnold Simon and any of his Affiliates or Family Group Members in each case that are required to be parties to this Agreement.

     Simon Designee. "Simon Designee" shall mean Arnold Simon until the death or disability of Arnold Simon and, after any such event, the successor Simon Designee shall be the managing member of Simon or such other Person as may be designated by Simon hereafter until such individual's death or disability and after any such event, the Simon Designee shall be the Person as Simon shall designate from time to time in a written notice delivered to the Company and each of the Subject Shareholders; provided, however, that any such Person shall have executed and delivered an appropriately completed agreement substantially in the form of Exhibit A.

     Simon Syndicate Representative. "Simon Syndicate Representative" shall mean the Simon Designee.

     Subject Shareholder. "Subject Shareholder" shall mean each of Simon, Apollo and Ramat and each subsequent holder of shares of Common Stock and/or Series A Preferred Stock initially owned by any of such parties hereto that executes and delivers an appropriately completed agreement substantially in the form of Exhibit A.

     Subject Shareholder's Original Holdings. "Subject Shareholder's Original Holdings" (x) shall mean, with respect to any specified Subject Shareholder, the aggregate number of shares of Common Stock and Common Stock Equivalents, in all cases, beneficially owned by such Person on the date as of which such Person became a party hereto, subject to (i) appropriate adjustment in the event of any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares, and (ii) reduction by the aggregate number of shares of Common Stock and Common Stock Equivalents Transferred by such Person, and (y) shall not include any Employee Benefit Shares, regardless of when acquired, or (subject to clauses (i) and (ii) above) any shares of Common Stock and Common Stock Equivalents acquired by such Subject Shareholder after the date as of which such Person became a party to this Agreement.


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

     Subsidiary. "Subsidiary" shall mean any corporation or other entity of which at least a majority of the outstanding capital stock or equity interest having voting power in ordinary circumstances to elect directors of such corporation or entity shall at the time be held, directly or indirectly, by the Company, by the Company and any one or more Subsidiaries thereof or by one or more Subsidiaries thereof.

     Transfer. "Transfer" shall mean the act of issuing, granting, selling, conveying, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of beneficial ownership of (other than pledging, hypothecating or otherwise transferring as security), and correlative words shall have correlative meanings; provided, however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     Transfer  Notice.  "Transfer  Notice"  shall have the  meaning set forth in
Section 5.1.

     1.2  Usage.

     (i) References to a Person are also references to such Person's assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

     (ii) References to shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock "owned" by a Subject Shareholder shall include (A) all Employee Benefit Shares owned by such person and (B) shares of Common Stock and/or Series A Preferred Stock beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares held by a Subject Shareholder in a fiduciary capacity for customers of such Person.

     (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

     (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

     (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

     (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.


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

     (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

     Section 2. Corporate Governance.

     2.1  Board of Directors; Nomination of Directors.

     (a) During the term of this Agreement, Simon shall nominate the candidates for the Board of Directors of the Company and shall include among such nominees the name of: (i) one (1) individual designated in a writing signed by Apollo and delivered to Simon on or prior to ten (10) business days after the date a notice requesting such nominee (a "Nominee Request") has been given by Simon to Apollo; provided, that the individual so designated by Apollo (the "Apollo Designee") is reasonably acceptable to Simon; and (ii) Charles S. Ramat if at such time Ramat is entitled pursuant to an employment agreement with the Company (an "Employment Agreement") to be nominated as a Director of the Company. No party hereto shall nominate any candidate for the Board of Directors in a manner that is inconsistent with the foregoing provisions.

     (b) Notwithstanding the provisions of Section 2.1(a) to the contrary, Simon shall not have an obligation to nominate as a Director of the Company (i) the Apollo Designee on or after the date that the aggregate number of shares of Common Stock and Common Stock Equivalents owned by Apollo and its Affiliates is less than 50% of Apollo's Subject Shareholder's Original Holdings or (ii) Ramat at such time as Ramat may no longer be entitled to be so nominated under an Employment Agreement. In addition, at such time as Apollo shall beneficially own less than 50% of Apollo's Subject Shareholder's Original Holdings, Simon may require the Apollo Designee to resign as a director of the Company. In the event that Ramat is no longer an executive officer of the Company, Ramat shall resign as a Director of the Company promptly upon the written request of Simon.

     2.2 Voting for Directors Generally. Each Subject Shareholder shall vote for Directors in accordance with this Agreement as follows. Each Subject Shareholder shall appear in person, or by proxy, at any annual or special meeting of shareholders of the Company for the purpose of obtaining a quorum and shall vote the shares of Common Stock and Common Stock Equivalents (including Employee Benefit Shares) owned by such Subject Shareholder, either in person or by proxy, at any such meeting of shareholders called for the purpose of voting on the election of Directors, in favor of the election of the individuals, if any, nominated as described in Section 2.1 or, if no candidates are so nominated, then for the candidates nominated by the Board of Directors in accordance with the Company's By-Laws. Each Subject Shareholder shall vote in any solicitation of written consents or proxies consistently with the foregoing. Each Subject Shareholder shall use its best efforts to cause the Board of Directors to nominate the individuals designated in accordance with Section 2.1.

     2.3 No Violation of or Conflict with Applicable Law. Nothing in this Agreement shall be construed to require (i) a party hereto to take or fail to take any action which may be inconsistent with or in violation of such party's duties or obligations under applicable law as an officer or director of the Company or any of its Subsidiaries or (ii) the Company to take or fail to take any action, including maintaining provisions referred to in this Section 2 in its Certificate of Incorporation or By-Laws, to the extent inconsistent with or in violation of the New York Business Corporation Law or other applicable law.

     Section 3. Restrictive Legends Requirements.

     3.1 Restrictive Legend on Certificate. Each of the Subject Shareholders understands and agrees that the Company shall place the applicable portion or portions of the following legend on the certificates representing the shares of Common Stock and/or Series A Preferred Stock owned by such Person on the date hereof or shares of Common Stock (excluding Employee Benefit Shares) and/or Series A Preferred Stock which may be acquired by such Person during the term of this Agreement and each Subject Shareholder shall submit to the Company each certificate representing any shares of Common Stock and/or Series A Preferred Stock so acquired in order that such legend may be placed on such certificates:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE BLUE SKY OR SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND BLUE SKY LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION, OR AN EXEMPTION FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH ACT OR LAWS, OR UNLESS SUCH ACT OR LAWS DO NOT APPLY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE SHAREHOLDERS AGREEMENT, DATED AS OF FEBRUARY 26, 1999, AS AMENDED, INITIALLY AMONG THE ISSUER, THE ORIGINAL HOLDER OF THIS CERTIFICATE AND THE OTHER SUBJECT SHAREHOLDERS REFERRED TO THEREIN. THE SHAREHOLDERS AGREEMENT CONTAINS PROVISIONS RESTRICTING THE TRANSFER OF SECURITIES EVIDENCED BY THIS CERTIFICATE UNDER CERTAIN CIRCUMSTANCES. SUCH SHAREHOLDERS AGREEMENT ALSO CONTAINS PROVISIONS REQUIRING THE VOTE OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IN FAVOR OF INDIVIDUALS NOMINATED TO THE BOARD OF DIRECTORS OF THE CORPORATION BY OTHER SUBJECT SHAREHOLDERS REFERRED TO THEREIN UNDER CERTAIN
CIRCUMSTANCES. A COPY OF SUCH SHAREHOLDERS AGREEMENT MAY BE OBTAINED FROM THE ISSUER WITHOUT CHARGE.

     3.2 Removal of Restrictive Legend from Certificates. The Company shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate (i) without the foregoing legend if the Common Stock evidenced by such certificate has been effectively registered under the Securities Act and such Common Stock shall have been Transferred by the holder thereof in accordance with such registration,
(ii) with only the second, third and fourth sentences of such legend if circumstances are such as to enable the

Company reasonably to conclude that the first sentence of such legend is no longer required or necessary under any applicable federal or state law or regulation; provided, however, that, as a condition to the removal of such first sentence the Company shall be entitled to require that such holder shall have delivered to the Company a written legal opinion, reasonably acceptable to counsel for the Company, to the foregoing effect if the Company shall reasonably believe that such an opinion is necessary, or (iii) with only the first sentence if the restrictive provisions of this Agreement shall have been terminated with respect to the shares of Common Stock or Series A Preferred Stock represented by such certificate.

     3.3 Non-complying Transfers. Any Transfer by a Subject Shareholder of any shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock subject to this Agreement that does not comply with the terms of this Agreement shall be void ab initio and of no effect, and the Company and its transfer agent and registrar shall have no obligation to give effect to such purported Transfer or to recognize the purported Transferee as the holder of such shares.

     Section 4. General Restrictions on Transfer of Common Stock.

     4.1 Restrictions on Transfers. During the term of this Agreement no Subject Shareholder shall Transfer any shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock, now owned or hereafter acquired by such Person, except as permitted in this Section 4.

     4.2 Permitted Transfers by Non-Simon Subject Shareholders to Affiliates. Notwithstanding any provision of this Agreement to the contrary, any Non-Simon Subject Shareholder may Transfer shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock to any Person who is (or immediately after such proposed Transfer will be) an Affiliate of such Person at any time provided, that:

     (A) no fewer than ten days prior to the Transfer date, such Non-Simon Subject Shareholder shall have delivered to the Simon Designee and the Secretary of the Company written notification setting forth the number of shares of Common Stock and/or Common Stock Equivalents proposed to be Transferred and the identities of such Non-Simon Subject Shareholder and/or Series A Preferred Stock proposed transferee (each, a "Transferee") and the nature of their relationship to one another; and

     (B) such Transferee shall have executed and delivered to the Secretary of the Company an appropriately completed agreement dated as of the date of the Transfer substantially in the form of Exhibit A.

     4.3 Transfers by Estates. Notwithstanding any provision of this Agreement to the contrary, following the death of a Non-Simon Subject Shareholder which is a natural person, such Person's estate may Transfer to any Person a number of shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock necessary to obtain an aggregate net purchase price not to exceed the product obtained by multiplying (x) the total estate tax payable by the estate after giving effect to the benefit of the unified credit pursuant to Section 2010 or other applicable provision of the Code by (y) a fraction the numerator of which is the aggregate value of the shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock owned by the estate (as set forth on the estate's tax return filed or to be filed with the Internal Revenue Service, copies of which shall be provided to the Company and the Simon Designee, if requested by them) and the denominator of which is the aggregate value of all assets of the estate (as set forth on the estate's tax return filed or to be filed with the Internal Revenue Service, copies of which shall be provided to the Company and the Simon Designee if requested by them); provided, however, that:

     (1) such Transfer is completed within 12 months of the date of the decedent's death;

     (2) as soon as practicable following the closing of a Transfer pursuant to this Section 4.2(ii) such estate shall deliver to the Secretary of the Company and the Simon Designee written notice of such Transfer setting forth the number of shares of Common Stock and/or Series A Preferred Stock so Transferred and the number of such shares, if any, that are Employee Benefit Shares, and the identities of the decedent and the Transferee;

     (3) any Transferee that is an Affiliate of the decedent shall have executed and delivered to the Secretary of the Company an appropriately completed agreement dated as of the Transfer date substantially in the form of Exhibit A, and any Transferee that is not an Affiliate of the decedent or an Affiliate of any other Non-Simon Subject Shareholder or a Simon-Affiliated Subject Shareholder shall not be required or permitted to become a party to this Agreement and shall not be entitled to any rights or benefits nor be subject to any of the obligations or restrictions as a Subject Shareholder hereunder; and

     (4) the number of shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock that a distributee of the estate shall be entitled to Transfer pursuant to Section 4.5 shall be reduced by the distributee's allocable portion of such estate's "Excess Estate Shares" determined in accordance with the next sentences. An estate's "Excess Estate Share" shall equal the number of shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock Transferred by such estate in excess of the number of shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock that the decedent would have been permitted to Transfer pursuant to Section 4.5 during the 12-month period in which the estate Transferred shares of Common Stock and/or Series A Preferred Stock pursuant to this Section 4.3; the Excess Estate Shares shall be allocated to the distributees of the estate pro rata in accordance with the number of shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock Transferred to such distributees by the estate.

References to an estate shall, as appropriate, include references to related Persons such as personal representatives of a decedent and trustees of a trust established by a decedent.

     4.4 Transfer of Employee Benefit Shares. Notwithstanding any provision of this Agreement to the contrary, any Subject Shareholder may Transfer Employee Benefit Shares to any Person at any time without restriction by the terms of this Agreement, subject to applicable law, provided, however, that any Transferee of Employee Benefit Shares that is an Affiliate of the Transferor shall have executed and delivered to the Secretary of the Company an appropriately completed agreement substantially in the form of Exhibit A, and any Transferee that is not an Affiliate of the Transferor nor an Affiliate of
any other Non-Simon Subject Shareholder or a Simon-Affiliated Subject Shareholder shall not be required or permitted to become a party to this Agreement and shall not be entitled to any rights or benefits nor be subject to any of the obligations or restrictions as a Subject Shareholder hereunder. As soon as practicable following closing of a Transfer pursuant to this Section 4.4, the Transferor shall deliver to the Simon Designee and the Secretary of the Company written notification of the Transfer setting forth the number of Employee Benefit Shares Transferred.

     4.5 Other Permitted Transfers by Non-Simon Subject Shareholders. In addition to any Transfer of shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock otherwise permitted by this Agreement, any Non-Simon Subject Shareholder may Transfer any shares of Common Stock, Common Stock Equivalent and/or Series A Preferred Stock Transferred as permitted by this Section 4.5.

     (i) De Minimis Transfers. During each 12-month period ending on any anniversary of the date hereof prior to the termination of this Agreement, any Non-Simon Subject Shareholder may Transfer to any Person that is not an Affiliate of such Non-Simon Subject Shareholder a number of shares of Common Stock or Common Stock Equivalents equal to or less than 10% of the sum of (i) such Subject Shareholder's Original Holdings and (ii) such Subject Shareholder's Employee Benefit Shares owned on the date hereof; provided, however, that:

     (1) the Transferring Non-Simon Subject Shareholder shall certify that, to such Person's knowledge following due inquiry, the aggregate Transfers of Common Stock and/or Common Stock Equivalents by such Person (including the Transfer described in such notification) and its Affiliates pursuant to Section 4.5(i) during the relevant 12-month period do not exceed the limit described in the first clause of this Section 4.5 (i); and

     (2) any Transferee that is not an Affiliate of the Transferor or any other Non- Simon Subject Shareholder nor a Simon-Affiliated Subject Shareholder shall not be required or permitted to become a party to this Agreement and shall not be entitled to any rights or benefits nor be subject to any of the obligations or restrictions as a Subject Shareholder hereunder.

     (ii) Transfers Subject to Simon's Right of First Offer. Prior to a Non-Simon Affiliated Shareholder effecting any Transfer of any shares of Common Stock and/or Series A Preferred Stock (other than any Transfer otherwise permitted under this Agreement), such Non-Simon Affiliated Shareholder shall offer such shares of Common Stock and/or Series A Preferred Stock to Simon by delivering to the Simon Designee a Transfer Notice to such effect stating the terms of such offer, and meeting the requirements of a Transfer Notice under
Section 5.1 hereof and including the proposed closing date, which shall be not earlier than fifteen (15) business days after delivery of such Transfer Notice. If the Simon Designee does not deliver a written notice irrevocably accepting, on behalf of Simon, such offer of Common Stock and/or Series A Preferred Stock on or prior to ten (10) business days after the Transfer Notice is deemed given pursuant to Section 11 (or if such notice of acceptance is delivered but Simon shall fail to purchase such shares of Common Stock and/or Series A Preferred Stock on the closing date specified in the Transfer Notice), then such Non-Simon Affiliated Shareholder shall have the right to Transfer such shares of Common Stock and/or Series A Preferred Stock to any Person on terms no less favorable to such Non-Simon Affiliated Shareholder than the terms described in such Transfer Notice on or prior to the date that is ninety (90) days after the expiration of such ten (10) business day period. If the Simon Designee shall deliver the written notice irrevocably accepting the offer within the required time period, such Non-Simon Affiliated Shareholder shall sell such offered shares to Simon at the price per share and in accordance with the other terms as set forth in the applicable Transfer Notice on the closing date specified therein. Any Transferee of such shares of Common Stock and/or Series A Preferred Stock Transferred pursuant to this Section 4.5(ii) that is not an Affiliate of such Non- Simon Affiliated Shareholder or an Affiliate of any other Non-Simon Subject Shareholder or a Simon-Affiliated Subject Shareholder shall not be required or permitted to become a party to this Agreement and shall not be entitled to any rights or benefits nor be subject to any of the obligations or restrictions as a Subject Shareholder hereunder.

     4.6 Transfers by Simon-Affiliated Subject Shareholders.

     (i) Transfers to Affiliates. Subject to Sections 4.7 and 4.9, any Simon-Affiliated Subject Shareholder may Transfer shares of Common Stock, Common Stock Equivalents and/or Series A Preferred Stock to any of its Affiliates at any time without triggering the rights described in Section 6, if (1) contemporaneously with the closing of a Transfer pursuant to this Section 4.6(i) the Simon-Affiliated Subject Shareholder shall deliver to the Secretary of the Company and each other Subject Shareholder written notification of such Transfer setting forth the number of shares of Common Stock and/or shares of Series A Preferred Stock so Transferred and the identities of the Simon-Affiliated Subject Shareholder and the Transferee and the nature of their relationship to one another, and shall provide any additional information that the Company and/or each other Subject Shareholder may reasonably request in order to determine whether the Transferee is an Affiliate of the Transferor, and (2) if such Transferee is not then a party hereto, such Person shall have executed and delivered to the Secretary of the Company an appropriately completed agreement substantially in the form of Exhibit A. For purposes of this Section 4.6(i), a Person who is an Affiliate of Simon solely by reason of clause (iii) of the definition of Affiliate set forth in Section 1.1 hereof shall not be deemed to be an Affiliate of a Simon-Affiliated Subject Shareholder with respect to any Transfers of Common Stock and/or Series A Preferred Stock to such Person by any Simon-Affiliated Subject Shareholder after the six month anniversary date of the date hereof.

     (ii) De Minimis Transfers to Non-Affiliates. In addition to any shares of Common Stock, Common Stock Equivalents and/or shares of Series A Preferred Stock Transferred pursuant to Section 4.6(i) or as otherwise permitted by this Agreement, during each 12-month period ending on any anniversary date hereof prior to the termination of this Agreement, each Simon-Affiliated Subject Shareholder may Transfer to any Person that is not an Affiliate of such Simon-Affiliated Subject Shareholder, without triggering the rights described in
Section 6, a number of shares of Common Stock and Common Stock Equivalents equal to a maximum of 10% of such Subject Shareholder's Original Holdings; provided, however, that no such Transferee shall thereby be required or permitted to become a party to this Agreement and shall not thereby be entitled to any rights as a Subject Shareholder hereunder. As soon as practicable following the closing of a Transfer pursuant to this Section 4.6(ii), the Transferor shall deliver to the Secretary of the Company and each Subject Shareholder written notification of such Transfer setting forth the number of shares of Common Stock and/or shares of Series A Preferred Stock so Transferred and the identity of the Transferor and Transferee.

     4.7 Sale of Interest in Simon Affiliated Subject Shareholders.

     (i) Restrictions on Sale of Interest in Simon Affiliated Subject Shareholders. Notwithstanding any provisions of this Agreement to the contrary, no Simon-Affiliated Subject Shareholder shall be permitted to Transfer, or permit the Transfer of, any interest in any such Simon-Affiliated Subject Shareholder, nor shall any Simon-Affiliated Subject Shareholder Transfer, or permit the Transfer of, any right of beneficial ownership of the Common Stock and/or Series A Preferred Stock owned by such Simon Affiliated Subject Shareholder, in all cases, in any transaction or series of related transactions (each, a "Simon Indirect Transfer") unless each of the following conditions are satisfied:

     (A) the Simon Indirect Transfer (together with all prior Simon Indirect Transfers and all prior Transfers of Common Stock and/or Series A Preferred Stock by the Simon-Affiliated Subject Shareholders) results in Arnold Simon (and/or his estate) retaining the direct or indirect beneficial ownership of not less than TWENTY-FIVE (25%) of the aggregate shares of Common Stock and Common Stock Equivalents beneficially owned by all Simon Affiliated Subject Shareholders;

     (B) such Simon-Affiliated Subject Shareholder remains the sole and exclusive record owner of all of the shares of Common Stock and Series A Preferred Stock owned by such Simon Affiliated Subject Shareholder immediately prior to the Simon Indirect Transfer;

     (C) such Simon-Affiliated Subject Shareholder and each Transferee with respect to such Simon Indirect Transfer (each such Person, a "Simon Subscriber") shall (i) submit to, and remain subject to the jurisdiction of the federal and state courts in New York; (ii) designate such Simon-Affiliated Subject Shareholder as agent for service of any complaint, summons, notice or other process relating to any action or proceeding arising hereunder by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 11 of this Agreement; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis;

     (D) subsequent to such Simon Indirect Transfer, Arnold Simon shall ultimately control (as such term is used in the definition of the term "Affiliate") such Simon-Affiliated Subject Shareholder (including all investment decisions with respect to, and vote of, the shares of Common Stock and Series A Preferred Stock owned by such Simon Affiliated Subject Shareholder;

     (E) Arnold Simon shall remain the sole and exclusive Person authorized to represent the Simon-Affiliated Subject Shareholder in connection with all transactions, and the execution of all documents and instruments between or among the Simon-Affiliated Subject Shareholder, the Company and/or the Subject Shareholders (or any of the Subject Shareholders);

     (F) each direct or indirect Simon Subscriber of any such interest in any Simon Indirect Transfer shall be an Accredited Investor (as defined by Regulation D of the Securities Act);

     (G) the Simon Indirect Transfer shall be effected without the requirement to register any interest offered or sold under the Securities Act in reliance of
Section 4(2) thereunder (including the regulations promulgated thereunder) and shall be effected in compliance with all applicable securities laws, rules and regulations;

     (H) no such transaction shall relieve such Simon-Affiliated Subject Shareholder from any of its obligations under this Agreement; and

     (I) as soon as practicable following the closing of any Simon Indirect Transfers, Simon or such Simon-Affiliated Subject Shareholder, as the case may be, shall deliver to the Secretary of the Company and each other Subject Shareholder written notification of such Simon Indirect Transfer setting forth the interest in such Simon-Affiliated Subject Shareholder Transferred and the identities of each such Simon Subscriber and its respective Affiliates.

     (ii) Liquidation of Simon. Neither Simon nor any other Simon Affiliated Subject Shareholder shall dissolve, liquidate, reorganize, merge, consolidate or otherwise terminate its existence (a "Liquidation") if such liquidation would result in any one person or group (as defined in Rule 13(d) under the Securities
Act), other than Arnold Simon and/or his Affiliates, owning beneficially or of record, more than Thirty Five (35%) Percent of the aggregate number of shares of Common Stock and Common Stock Equivalents then issued and outstanding.

     (iii) Change of Control of Simon. During the term of this Agreement, Arnold Simon shall be required to retain control (as defined in the definition of Affiliate) of Simon and all other Simon Affiliated Subject Shareholders, and neither Arnold Simon, Simon or any other Simon Affiliated Subject Shareholder shall enter into, or permit, any transaction or agreement(whether or not it would constitute a Simon Indirect Transfer, and including without limitation, by means of a Liquidation) which would result in failure to maintain such control.

     (iv) Breach of Restrictions. In the event that (1) Simon or any Simon-Affiliated Subject Shareholder effects any Simon Indirect Transfer which does not comply with the terms and provisions of Section 4.7(i), or (2) any Liquidation occurs, or (3) there is any breach or violation of the control requirements of Section 4.7(iii), then, in addition to all other rights and remedies of the parties hereto provided at law and in equity, from and after any such events, neither Simon nor any Simon-Affiliated Subject Shareholder nor any direct or indirect Simon Subscriber nor any of the respective assignees or transferees of any such Person shall have the rights and benefits of Simon and the Simon-Affiliated Subject Shareholders provided under Sections 2 and 7 hereof.

     (v) Coordination with the Transfer Provisions. The terms and provisions of this Section 4.7 set forth the restrictions on Transfers of interests in the Simon-Affiliated Subject Shareholders, as distinguished from transfer of record ownership of the shares of Common Stock or Series A Preferred Stock held by the Simon-Affiliated Subject Shareholders. Notwithstanding any such Transfer of interests in the Simon-Affiliated Subject Shareholders, record ownership of the Common Stock and Series A Preferred Stock held by the Simon-Affiliated Subject Shareholders must remain in the name of the Simon-Affiliated Subject Shareholder which is a party to this Agreement and shall be governed by the terms and conditions of this Agreement.

     4.8 Registered and Exempt Offerings. Notwithstanding any provisions of this Agreement to the contrary, any Subject Shareholder may Transfer shares of Common Stock (including Employee Benefit Shares) and/or Series A Preferred Stock in (i) an offering of any such securities which is registered under the Securities Act; or (ii) a sale of any such securities in compliance with Rule 144 of the Securities Act (or any successor or similar rule or regulation).

     4.9 Compliance with Securities Laws. Notwithstanding any provision of this Agreement to the contrary, no Transfer of Common Stock and/or Series A Preferred Stock shall be permitted hereunder unless such Transfer: (i) does not (except for Transfers pursuant to Section 4.8(i) hereof) require the registration of any shares of such security under the Securities Act of 1933, as amended, or any state securities or "Blue Sky" laws (other than those filed in connection with a transaction exempt from the registration requirements of the Securities Act of 1933, as amended); and (ii) is effected in compliance with all applicable Federal and State Securities and "Blue Sky" Laws.

     4.10 Limited Notification on Public Sales. Notwithstanding any provisions of this Agreement to the contrary, in the event of a Transfer (or proposed Transfer) of Common Stock, Series A Preferred Stock or Employee Benefit Shares permitted by this Agreement which is a sale (or proposed) sale to the public market in general and such sale is effected through a Person who is registered as a broker or dealer pursuant to Section 15 of the Exchange Act (a "Public Sale"), then the only notice required to be delivered to the Company and the Simon Designee under this Agreement shall be a letter that sets forth the number of shares to be transferred and that the Transferee is the public market.

     Section 5. Preparation and Contents of Transfer Notice; Modification of Terms; Confidentiality.

     5.1 Definition of "Transfer Notice". As used in this Agreement "Transfer Notice" shall mean a notice that (x) sets forth: (i) the aggregate number of shares of Common Stock (other than Employee Benefit Shares) and/or Common Stock Equivalents to be Transferred (the "Offered Shares"), including the number of Offered Shares proposed to be Transferred by each of the Transferring Subject Shareholders listed in the Transfer Notice; (ii) the proposed date, time and place of Transfer; (iii) the amount and form of consideration to be received in the aggregate and on a per-share basis by the Transferring Subject Shareholder (before deduction for the expenses of Transfer), or the method of determining the amount of such consideration; (iv) the identity of the Transferee or Transferees (provided that in the case of a Public Sale, or a Transfer pursuant to Rule 144, the requirement to set forth such identity may be satisfied by a statement that the Transferee or Transferees is the public market); (v) any other terms and conditions of the Transfer, together with copies of any then-available Transfer documents (or the current draft thereof) related thereto; and (vi) a statement that the Transfer Notice is being delivered to the recipient pursuant to this Section 5.1 and the address at which such recipient may notify the Transferring Subject Shareholder of the recipient's election to exercise any rights that such recipient may have pursuant to this Agreement with respect to the Transfer proposed in the Transfer Notice; and (y) attaches the report of holdings of Common Stock and/or Series A Preferred Stock delivered by the Company pursuant to Section 5.2, or if no such report shall have been so delivered by the Company, then a copy of the report upon which the Transferring Subject Shareholder shall be entitled to rely pursuant to Section 5.2(ii).

     5.2 Notification of Company; Determination of Subject Shareholders Entitled to Participate in Transfer.

     (i) Prior to delivery of any Transfer Notice pursuant to Section 4.5(ii) or
Section 6.1, the Subject Shareholder obligated to deliver such Transfer Notice shall request in a writing, directed to the attention of the Secretary of the Company, that the Company advise such Subject Shareholder of (x) the number of shares of Common Stock and Series A Preferred Stock, if any, owned by each Subject Shareholder, respectively, (y) the number of shares of Common Stock and Series A Preferred Stock, if any, subject to this Agreement, and (z) if the Transfer Notice is to be delivered pursuant to Section 6.1, the number of Employee Benefit Shares that each Subject Shareholder is entitled to acquire upon exercise of a stock option or purchase right, in each case as of the date such information shall be sent by the Company to the requesting Subject Shareholder.

     (ii) The Company  shall,  promptly  upon  receipt of a request  pursuant to
Section 5.2(i), prepare, or cause the transfer agent for the Common Stock to prepare, a report of such holdings of Common Stock referred to in Section 5.2(i) and cause such written report to be delivered to the requesting Subject Shareholder no later than ten days following the date on which the request is deemed given pursuant to Section 11; if such report shall not have been so delivered within such ten-day period, such requesting Subject Shareholder shall be entitled to rely upon the information set forth in the report of Common Stock holdings most recently delivered by the Company to such Subject Shareholder, or, if no such report shall have been so previously delivered, upon the information set forth on Schedule 1.

     (iii) In addition to any reports requested pursuant to Section 5.2(i), the Company shall prepare a report of Common Stock holdings and Series A Preferred Stock holdings, if any, setting forth the information described in clauses (x),
(y) and (z) of Section 5.2(i) as of the end of each fiscal quarter of the Company and shall deliver such quarterly reports to each Subject Shareholder no later than 14 days following the last day of such quarter. Any Common Stock holdings and Series A Preferred Stock holdings reports prepared pursuant to this
Section 5.2 shall be based on information actually known to the Company or the transfer agent for the Common Stock, only.

     5.3 Extension of Time Periods to Obtain Regulatory Approvals. Notwithstanding the proposed Transfer date set forth in a Transfer Notice delivered pursuant to Section 5.1 (i) if a longer period is required to comply with any law, regulation or order of any federal, state or local governmental entity, the closing of the Transfer described in such Transfer Notice shall occur on the fifth business day following the date on which such compliance is achieved or such negotiations are completed, respectively, and (ii) subject to any extension required by clause (i) above, the closing of any such Transfer may be accelerated, upon two business days' written notice from the Simon Designee to the Participating Non-Simon Subject Shareholders, to any earlier business day that occurs late enough to permit the Transferees and Transferors to perform their obligations in connection with the Transfer.

     5.4 Confidentiality of Information. The Company and each Subject Shareholder shall keep confidential all information not otherwise available from public sources which it obtains from any other Subject Shareholder pertaining to a Transfer described in a Transfer Notice. Each Subject Shareholder shall use such confidential information solely for purposes of evaluating the transactions contemplated by such Transfer Notice and exercising and enforcing any rights that such Subject Shareholder may have with respect to the Transfer described therein pursuant to this Agreement.

     Section 6. Tag-Along Transfer Rights on Non-public Dispositions by Simon.

     6.1 Delivery of Transfer Notices. If prior to the termination of this Agreement (i) one or more Simon-Affiliated Subject Shareholders (the "Simon-Affiliated Selling Shareholders") propose to Transfer shares of Common Stock and/or Series A Preferred Stock in a Non-public Offering other than Transfers (x) pursuant to Rule 144, (y) in compliance with Section 4.6(i), or
(z)
permitted by Section 4.6(ii); or (ii) on or after the date that is six (6) months after the date hereof, Arnold Simon, or any of his Affiliates or Family Group Members, proposes to effect any Simon Indirect Transfer, the Simon Designee shall deliver to each Non-Simon Subject Shareholder a Transfer Notice
(x) that states that it is being delivered pursuant to this Section 6.1, and (y) attaching the report or other information described in Section 5.2(ii). Each Non-Simon Subject Shareholder shall be entitled to offer for Transfer in the proposed Transfer pursuant to Section 6.1(i) or 6.1(ii) the number of shares of Common Stock (including Employee Benefit Shares) and/or Series A Preferred Stock determined pursuant to Section 6.2 on the terms set forth in such Transfer Notice. For purposes of this Section 6, a Person shall not be an Affiliate of Arnold Simon solely by reason of such Person's ownership interest in Simon.

     6.2 Tag-Along Transfer Rights.

     (i) The Non-Simon Subject Shareholders shall have the right, but not the obligation, to offer for Transfer shares of Common Stock and/or shares of Series A Preferred Stock as part of a Transfer or a Simon Indirect Transfer referred to in Section 6.1(i) or 6.1(ii) which is described in a Transfer Notice delivered pursuant to Section 6.1. Each Non-Simon Subject Shareholder that elects to exercise its rights (a "Participating Non-Simon Subject Shareholder") pursuant to this Section 6 shall notify the Simon Designee of such election not more than ten (10) business days following the date on which the Transfer Notice, delivered pursuant to Section 6.1, is deemed given pursuant to Section 11. Such election notification shall specify the maximum number of shares of Common Stock (including Employee Benefit Shares and Common Stock Equivalents) that such Participating Non-Simon Subject Shareholder intends to offer for Transfer in the Transfer or Simon Indirect Transfer and the number of such shares, if any, that are Employee Benefit Shares that such Person is then entitled to acquire upon exercise of a stock option or purchase right and which such Person thereby agrees to acquire and offer for Transfer in the Transfer. For purposes of this
Section 6.2 references to "Common Stock" owned by a Subject Shareholder shall include, without limitation, all Employee Benefit Shares and all Common Stock Equivalents owned by such Subject Shareholder.

     (ii) Following the earlier of the end of such ten (10) business day period and the date of receipt of such election notifications from each of the Non-Simon Subject Shareholders, the Simon-Affiliated Selling Shareholders shall:

     (1) determine (x) in the case of a Transfer of shares of Common Stock by a Simon-Affiliated Selling Shareholder, the maximum number of shares of Common Stock that the proposed transferee is willing to acquire, or (y) in the case of a Simon Indirect Transfer, the maximum number of shares of Common Stock that the proposed transferee is willing to acquire beneficially, whether by direct or indirect ownership;

     (2) calculate the "Aggregate Tag-Along Number", which:

     (A) in the case of a Transfer of Shares of Common Stock by any Simon-Affiliated Selling Shareholder, shall equal the aggregate number of shares of Common Stock owned by all Participating Non-Simon Subject Shareholders multiplied by a fraction, the numerator of which is equal to the aggregate number of shares of Common Stock which the proposed transferee is willing to acquire, and the denominator of which is equal to the aggregate number of shares of Common Stock owned by all Simon-Affiliated Selling Shareholders and all Participating Non-Simon Subject Shareholders; or

     (B) in the case of a Simon Indirect Transfer, shall equal the aggregate number of shares of Common Stock owned by all Participating Non-Simon Subject Shareholders multiplied by a fraction, the numerator of which is equal to the number of shares of Common Stock which will be beneficially Transferred as a result of the proposed Simon Indirect Transfer, and the denominator of which is equal to the aggregate number of shares of Common Stock owned by all Simon-Affiliated Selling Shareholders and all Participating Non-Simon Subject Shareholders. The number of Shares of Common Stock beneficially transferred shall be determined by multiplying (x) the number of shares of Common Stock owned beneficially and of record by the Simon-Affiliated Subject Shareholder whose interests are being transferred in the Simon Indirect Transfer and (y) the percentage change in ownership of interests in such Simon-Affiliated Subject Shareholder; and

     (3) calculate the respective "Individual Tag-Along Numbers" for each of the Non-Simon Subject Shareholders. The Individual Tag-Along Number for a Non-Simon Subject Shareholder shall equal the aggregate number of shares of Common Stock owned by such Participating Non-Simon Subject Shareholder multiplied by a fraction, the numerator of which is equal to the Aggregate Tag-Along Number, and the denominator of which is equal to the aggregate number of shares of Common Stock owned by all Participating Non-Simon Subject Shareholders

     (iii) Each Non-Simon Subject Shareholder shall be entitled to offer for Transfer a number of shares of Common Stock equal to its Individual Tag-Along Number. If the number of shares of Common Stock that a Participating Non-Simon Subject Shareholder requested to offer for Transfer in the Transfer, as set forth in its election notice, does not exceed such Person's Individual Tag-Along Number, such Person shall be entitled to offer for Transfer such number of shares of Common Stock.

     (iv) If the Non-Simon Subject Shareholders offer shares of Common Stock in an amount that is less than the Aggregate Tag-Along Number, the Simon-Affiliated Selling Shareholders shall be permitted to Transfer additional shares of Common Stock in an amount equal to the difference between the Aggregate Tag-Along Number and the number of shares of Common Stock offered for Transfer by the Non-Simon Subject Shareholders pursuant to this Section 6.

     (v) The shares of Common Stock to be offered for Transfer  pursuant to this
Section 6 by Participating Non-Simon Subject Shareholders shall be Transferred on the same terms and conditions as those applicable to the Simon-Affiliated Selling Shareholders as specified in the relevant Transfer Notice, including the time of Transfer (provided, however, that the Simon Designee shall be entitled to postpone such Transfer date if reasonably necessary), form of consideration, and per-share sale price; provided, however, that in the case of a Simon Indirect Transfer, such terms and conditions shall be appropriately modified so that the price per share is the price per share of Common Stock beneficially sold, transferred, conveyed or assigned by the proposed Simon Indirect Transfer and the securities to be delivered by the Participating Non-Simon Subject
Shareholder; provided, further, that each Participating Non-Simon Subject Shareholder jointly and severally with a right of contribution among them, shall bear the same proportion of the expenses of Transfer as the number of shares of Common Stock equal to the Individual Tag-Along Number Transferred by such Participating Non-Simon Subject Shareholder bears to the total number of shares of Common Stock Transferred. No Transfer of shares of Common Stock shall occur prior to the expiration of the ten (10) business day period referred to in
Section 6.2(i). Any Participating Non-Simon Subject Shareholder shall promptly take all steps described in the relevant Transfer Notice to effectuate the Transfer of such Participating Non-Simon Subject Shareholder's shares of Common Stock to be offered for Transfer in the Transfer, including the furnishing of information customarily provided in connection with such a Transfer and the executing of customary Transfer documents with customary representations and warranties limited to its authority to Transfer and the title to securities and the absence of any liens or other encumbrances thereon.

     6.3 Failure to Complete Tag-Along Transfer. If a Transfer or Simon Indirect Transfer described in a Transfer Notice delivered pursuant to Section 6.1 shall not be completed within 90 days following the date on which such Transfer Notice is deemed given pursuant to Section 11, either due to circumstances beyond the control of the Simon Designee or because the Simon Designee shall elect, in its discretion, not to proceed with the proposed Transfer or Simon Indirect Transfer, neither the Simon Designee nor any Simon-Affiliated Subject Shareholder shall have any liability therefor to any of the Participating Non-Simon Subject Shareholders.

     6.4 Breach of Tag Along Obligation. In the event that Simon or any Simon-Affiliated Subject Shareholder shall affect any Transfer or Simon Indirect Transfer which is subject to the requirements of this Section 6 and which does not comply with the terms and provisions of this Section 6, then in addition to all other rights and remedies of the parties hereto provided at law and in equity, from and after any such event, neither Simon nor any Simon Affiliated Subject Shareholder nor any direct or indirect Simon Subscriber nor any of the respective assignees or transferees of any such Person shall have the rights and benefits of Simon and the Simon Affiliated Subject Shareholders provided under Sections 2 and 7 hereof.

     Section 7. Bring Along Right of Simon.

     7.1 Qualifying Transaction. Subject to Section 7.2, if Simon and each Simon- Affiliated Subject Shareholder proposes to sell all, but not less than all, of the shares of Common

Stock and/or Series A Preferred Stock then owned (of record) by Simon and each Simon-Affiliated Subject Shareholder to a third party purchaser(s) or its Affiliates (which, in each case, is not an Affiliate of Simon or any of Simon's Affiliates either before or after such proposed transaction), Simon shall have the right, but not the obligation (the "Bring-Along Right"), to require all, but not less than all, of the Non-Simon Subject Shareholders to sell all, but not less than all, of their shares of Common Stock and/or Series A Preferred Stock to such third party purchaser(s) in the same manner, at the same purchase price per share, on the same closing date and on the same other terms and conditions as Simon and the Simon Affiliated Subject Shareholders.

     7.2 Limitations on the Bring Along Right. Notwithstanding the provisions of
Section 7.1, Simon shall not have a Bring Along Right if (i) any part of the aggregate purchase price in a proposed transaction with the third party purchaser(s) is payable in the form of any consideration other than cash, Marketable Securities or a combination thereof, which is payable or deliverable in full, as the case may be, on the closing date of such proposed transaction; and/or (ii) Simon or any of its Affiliates receives any other consideration from the third party purchaser(s) or any of its Affiliates (including any Person that would become an Affiliate in connection with such proposed transaction) in any transaction which is connected with or contemplated by the proposed transaction; provided, that Arnold Simon may enter into a bona fide employment agreement to provide services to the third party purchaser(s) after the closing of such proposed transaction and receive compensation, consistent with the then existing compensation practices of the third party purchaser, for the provision of such services. It is acknowledged and agreed that the Bring Along Right is not applicable to any transaction that is a Simon Indirect Transfer.

     7.3 Exercise of the Bring Along Right; Closing Date. Simon may exercise the Bring Along Right by delivering a written notice to each of the Non-Simon Subject Shareholders to such effect which notice shall also state (i) that the notice is being delivered pursuant to the provisions of Section 7, (ii) the purchase price per share of Common Stock and/or Series A Preferred Stock, (iii) whether the purchase price will be paid in cash, Marketable Securities or a combination thereof, (iv) the number of shares of Common Stock and/or Series A Preferred Stock which such Non-Simon Subject Shareholder shall be required to sell pursuant to the exercise of the Bring Along Right and (v) the date and time for the closing of the purchase and sale of the securities pursuant to the exercise of the Bring Along Right.

     7.4 Closing of Purchase and Sale Pursuant to the Bring Along Right. On the closing date specified for the purchase and sale of the shares of Common Stock and/or Series A Preferred Stock owned by the Non-Simon Subject Shareholders pursuant to the exercise by Simon of its Bring-Along Right at the offices of the Company (x) the party purchasing such shares of Common Stock and/or Series A Preferred Stock shall (i) to the extent the purchase price is to be paid in cash, pay the aggregate purchase price for such Common Stock and/or Series A Preferred Stock to each Non-Simon Subject Shareholder on the same terms and conditions as regards Simon by wire transfer of immediately available funds and
(ii) to the extent the purchase price is to be paid by delivery of Marketable Securities, deliver such Marketable Securities, and (y) each Non-Simon Subject Shareholder shall deliver to such purchaser the stock certificate or certificates representing all such securities free and clear of any liens or other encumbrances thereon (other than such liens or other encumbrances which will be satisfied on such closing date by the payment of money) duly endorsed in blank, or accompanied by stock powers duly executed in blank, which date shall not be earlier than ten (10) days after the date such notice is deemed given pursuant to Section 11. Any Non-Simon Subject Shareholder subject to an exercised Bring Along Right shall promptly take all steps described in the notice delivered to such Non-Simon Subject Shareholder pursuant to Section 7.3 to effectuate the Transfer the shares of Common Stock to be Transferred pursuant to the exercise of the Bring Along Right, including the furnishing of information customarily provided in connection with such a Transfer and the executing of customary Transfer documents with customary representations and warranties limited to its authority to Transfer, title to such securities and the absence of any liens or other encumbrances thereon.

     7.5 Definition of Marketable Securities. For purposes of this Agreement, Marketable Securities shall mean equity securities that are, at the time of closing of a purchase and sale pursuant to the exercise of Simon's Bring-Along Right, (i) freely tradeable without any restriction on transfer, (ii) listed on either the New York Stock Exchange, the Nasdaq Stock Market National Market or the American Stock Exchange, and (iii) issued by an issuer that has an average market capitalization for such equity securities of more than $500,000,000 for the twenty business days preceding the date such equity securities are to be delivered.

     7.6 Breach of Bring-Along Right by Non-Simon Subject Shareholders. In the event that any Non-Simon Subject Shareholder does not comply with the terms and provisions of this Section 7, then in addition to all other rights and remedies of the parties hereto provided at law or in equity, from and after any such event, the Non-Simon Subject Shareholders shall not have the rights and benefits of the Non-Simon Subject Shareholders provided under Sections 2 and 6 hereof.

     Section 8. Amendment. This Agreement may not be amended except by a written instrument signed by the Company, Simon, Apollo and Ramat (provided that the signature of any such Person shall not be required if at the time of any such amendment such Person does not own shares of Common Stock and/or Series A Preferred Stock subject to the terms of this Agreement, and further provided, Ramat's signature shall not be required unless such amendment adversely affects the rights and benefits of Ramat under this Agreement ).

     Section 9. Assignment; No Third Party Beneficiaries.

     (i) This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Simon, Apollo and Ramat (provided that the consent of any such Person shall not be required if at the time of any such assignment such Person does not own shares of Common Stock and/or Series A Preferred Stock subject to the terms of this Agreement)

     (ii) This Agreement is not intended to confer any rights or remedies upon any Person other than the parties hereto and their permitted heirs, assigns, executors, administrators or successors, and no party hereto shall have any right to enforce the provisions of this Agreement on behalf of any other Person, including the Company.

     Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     Section 11. Notices. All notices given pursuant to this Agreement shall be in writing and shall be made by hand delivery, first-class mail (registered or certified, return receipt requested), or nationally recognized overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 1 to this Agreement or the relevant agreement in the form of Exhibit A whereby such party agreed to be bound by the provisions of this Agreement. Except as otherwise provided in this Agreement, each such notice shall be deemed given: at the time delivered, if personally delivered; if mailed, three days after being mailed by certified or registered mail, postage prepaid, return receipt requested; and the next business day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next business day delivery.

     Section 12. Entire Agreement. This Agreement supersede all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein, and such agreements embody the entire understanding among the parties relating to such subject matter.

     Section  13.  Injunctive   Relief.   Each  of  the  parties  hereto  hereby
acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party will be irreparably harmed (which harm is acknowledged to be not readily measurable in damages) and that there will be no adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party shall have the right to obtain injunctive relief in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof without the requirement of posting any bond or security or proving any special damages. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

     Section 14. Termination of Agreement; Termination with Respect to Certain Subject Shareholders.

     14.1 Termination of Agreement. This Agreement may be terminated at any time by a written instrument signed by each of the parties hereto.

     14.2  Termination  with  Respect  to Subject  Shareholders  with De Minimis
Holdings.  Unless this entire Agreement is sooner  terminated in accordance with
Section  14.1,  any Subject

Shareholder shall cease to be a party hereto as of such earlier date, if any, as the number of shares of Common Stock (including Employee Benefit Shares) and Common Stock Equivalents owned by such Person equals less than 10% of such Subject Shareholder's Original Holdings, and thereafter such Person shall have no rights or obligations as a party hereto and no termination pursuant hereto shall be deemed to be a breach of any provision hereof.

     14.3 Termination with Respect to Transactions by Simon. This Agreement will terminate without any further actions, costs, expense or payment by any party hereto immediately at such time as the number of shares of Common Stock and Common Stock Equivalents owned by Simon and the Simon Affiliated Subject Shareholders is less than Thirty-Five (35%) percent of the aggregate number of shares of Common Stock and Common Stock Equivalents then issued and outstanding and no termination pursuant hereto shall be deemed to be a breach of any provision hereof.

     Section 15. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

     Section 16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

     Section 17. Consent to Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York, unless the Company is reincorporated in the state of Delaware, in which case, all such actions and proceedings shall be heard and determined in any state or federal court sitting in Delaware. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 11 of this Agreement; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

     Section 18. Severability. If any provision of this Agreement shall be determined to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provision of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                           ARIS INDUSTRIES, INC.

                           By:
                              ---------------------------------
                              Name:  Charles S. Ramat
                              Title:   President and Chief Executive Officer


                           THE SIMON GROUP, L.L.C.


                           By:
                              ---------------------------------
                              Name:
                              Title:


                           APOLLO ARIS PARTNERS, L.P.,

                           By: AIF-II, L.P., its general partner

                                   By:  Apollo Advisors, L.P.,
                                        its general partner

                                   By:  Apollo Capital  Management, Inc.,
                                        its general partner

                                   By:
                                        ----------------------------------
                                        Name:  Robert A. Katz
                                        Title:    Vice President


                           AIF-II, L.P.

                           By:  Apollo Advisors, L.P.,
                                its general partner

                                   By:  Apollo Capital  Management, Inc.,
                                        its general partner

                                   By:
                                        ----------------------------------
                                        Name:  Robert A. Katz
                                        Title:    Vice President




                           --------------------------------
                           CHARLES S. RAMAT, Individually

                                                                      SCHEDULE 1
                                                   to the Shareholders Agreement


================================================================================
                        Names and Addresses for Notices;
                        Holdings of Subject Shareholders
================================================================================


COMPANY

If to the Company:

Aris Industries, Inc.
475 Fifth Avenue
New York, New York 10017
Attention:  Mr. Charles S. Ramat, President


Telecopy number:  (212) 685-8281
Confirmation number:  (212) 686-5050

with a copy to:

Herrick, Feinstein, LLP
2 Park Avenue
New York, New York 10016
Attention:  Lawrence M. Levinson, Esq.

Telecopy number:  (212) 889-7577
Confirmation number:  (212) 592-1412


SIMON DESIGNEE

If to the Simon Designee:

Mr. Arnold Simon
c/o A.S Enterprises
1385 Broadway, Suite 604
New York, New York 10018

Telecopy number: (212) 642-4265
Confirmation number: (212) 642-4314
with a copy to:

Shapiro Forman & Allen LLP
380 Madison Avenue
New York, New York  10017

Telecopy number:  (212) 557-1275
Confirmation number:  (212) 972-4900

NON-SIMON DESIGNEES

If to the Non-Simon Designees:

Mr. Charles S. Ramat
c/o Aris Industries, Inc.
475 Fifth Avenue
New York, New York 10017

Telecopy number:  (212) 685-8281
Confirmation number:  (212) 686-5050

and

Robert A. Katz
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577

Telecopy number: (914) 694-8032
Confirmation number: (914) 694-8000


with a copy to:

Herrick, Feinstein, LLP
2 Park Avenue
New York, New York 10016
Attention:  Lawrence M. Levinson, Esq.

Telecopy number:  (212) 889-7577
Confirmation number:  (212) 592-1412

SUBJECT SHAREHOLDERS


If to The Simon Group, LLC

c/o A.S Enterprises
1385 Broadway, Suite 604
New York, New York 10018
Attention:  Mr. Arnold Simon

Telecopy number: (212) 642-4314
Confirmation number: (212)  642-4265

24,107,145 shares of Common Stock

2,093,790 shares of Series A Preferred Stock


with a copy to:

Shapiro Forman & Allen LLP
380 Madison Avenue
New York, New York  10017

Telecopy number:  (212) 557-1275
Confirmation number:  (212) 972-4900


If to Apollo Aris Partners, L.P.:

Apollo Aris Partners, L.P.
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
Attention: Mr. Robert A. Katz

Telecopy number: (914) 694-8032
Confirmation number: (914) 694-8000

5,804,820 shares of Common Stock

0 shares of Series A Preferred Stock
with a copy to:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022
Attention:  Howard Sobel, Esq.

Telecopy number:  (212) 715-8000
Confirmation number:  (212) 715-9191


If to AIF-II, L.P.

c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York  10577
Attention:  Mr. Robert A. Katz

5,892,856 shares of Common Stock
512,113 shares of Series A Preferred Stock

with a copy to:

Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, New York  10022
Attention:  Howard Sobel, Esq.

Telecopy number:  (212) 715-8000
Confirmation number:  (212) 715-9191

If to Charles S. Ramat:

c/o Aris Industries, Inc.
475 Fifth Avenue
New York, New York 10017

Telecopy number:  (212) 685-8281
Confirmation number:  (212) 686-5050

637,465 shares of Common Stock
0 shares of Series A Preferred Stock

with a copy to:

Herrick, Feinstein, LLP
2 Park Avenue
New York, New York 10016
Attention:  Lawrence M. Levinson, Esq.

Telecopy number:  (212) 889-7577
Confirmation number:  (212) 592-1412

                                                                       EXHIBIT A
                                                   to the Shareholders Agreement


                              AGREEMENT TO BE BOUND
                            BY SHAREHOLDERS AGREEMENT


     The undersigned, being the transferee of __________ shares of the common stock, par value $.01 per share, [or describe other securities] (the "Shares") of Aris Industries, Inc, a New York corporation (the "Company"), as a condition to the receipt of such shares, acknowledges that the transfer of such shares is restricted by the Shareholders Agreement dated as of February 26, 1999 initially among the Company and the Subject Shareholders referred to therein (the "Agreement"), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, (2) agrees to be bound as [the Simon Designee] [a Simon-Affiliated Subject Shareholder] [a Non-Simon Subject Shareholder] by the terms of the Agreement, as the same has been or may be amended from time to time pursuant to the terms hereof, (3) certifies that of such shares are Employee Benefit Shares (as defined in the Agreement)and (4) acknowledges and agrees that the undersigned's rights in, to and under the Shares are subject to the terms and provisions of the Agreement as if the undersigned were the transferor named in the Agreement.

                  Agreed to this ____ day of ____________ , ______.


                              ______________________


                              ______________________*


                              ______________________*



* Include address for notices.